EXECUTION COPY

AMENDMENT NO. 1 TO TERM EMPLOYMENT AGREEMENT

This Amendment No. 1 to Term Employment Agreement (“Amendment”) is entered into as of August 1, 2025 (the “Amendment Date”), by and between TKO GROUP HOLDINGS, INC. (with any successor thereto, “TKO” and together with any affiliate and subsidiary thereof controlled directly or indirectly by TKO which may employ Employee from time to time subject to the terms and conditions of this Agreement and which duly executes this Agreement, the “Employer”) and Andrew Schleimer, an individual (“Employee”).

RECITALS

A. Employee and TKO are currently party to that certain Term Employment Agreement, dated as of November 5, 2023 (the “Employment Agreement”).

B. The parties hereto desire to amend the Employment Agreement to, among other things, provide that Employee may serve as Chief Financial Officer of Endeavor Group Holdings, Inc. (with any successor thereto, “EDR” and, together with Endeavor Operating Company, LLC and their respective subsidiaries (other than the Employer Group) (the “EDR Group”)) or in other related roles in relation to the EDR Group.

C. Capitalized terms not defined herein shall have the meanings set forth in the Employment Agreement.

TERMS AND CONDITIONS

NOW, THEREFORE, in consideration of the mutual agreements set forth herein, the parties hereto agree as follows:

1. Effectiveness.

This Amendment shall be effective on the Amendment Date and, solely with respect to the terms herein and notwithstanding anything to the contrary in the Employment Agreement, the Employment Agreement is hereby modified to be effective as of the Amendment Date.

2. Amendment.

(a)
Section 2.2 of the Employment Agreement is hereby amended and restated in its entirety as follows:

“Employee accepts such employment and agrees to render services as provided herein, all of which services shall be performed conscientiously and to the fullest extent of Employee’s ability. Employee shall devote a substantial portion of Employee’s business time to the Employer Group

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during the Term (as defined in Subsection 4.1 below); provided that, nothing in this Agreement shall prohibit or otherwise limit Employee from (a) providing services in his role and position as the Chief Financial Officer of EDR (or in other related roles in relation to the EDR Group) or any other position with the EDR Group as consented to by the Company, as may be modified from time to time, or (b) serving as a member of the board of directors of any charitable, educational, religious, public interest or public service organization (but not as a member of the board of directors of a “for-profit” entity not part of the Employer Group unless approved by Employer), in each instance not inconsistent with the business practices and policies of the Employer Group, or from devoting reasonable periods of time to the activities of the aforementioned organizations, unless such activities interfere in any material respect with the performance of Employee’s duties and responsibilities hereunder to the Employer Group. For avoidance of doubt, Employee’s employment with and/or services to the EDR Group (excluding TKO and its subsidiaries) (i) will not be deemed employment or service with or services to the “Employer Group,” as that term is defined herein or for purposes of any applicable agreements governing equity interests and equity-based awards in, or any employee benefit plan, programs or arrangements of, any member of the Employer Group, and (ii) shall not impact Employee’s right receive the compensation, benefits, any Severance Payments, and/or Equity Award Acceleration that otherwise are or may become due to Employee under this Agreement. ”

3. Miscellaneous.

(a)
Sections 13 through 15, 17, 18, 20, 21, 23 and 25 of the Employment Agreement shall apply to this Amendment mutatis mutandis. The Employment Agreement, as modified by this Amendment, constitutes the entire understanding between the parties with respect to the subject matter thereof and hereof and supersedes all prior negotiations, discussions, preliminary agreements, and/or any oral or written agreements. This Amendment may not be amended except in writing executed by the parties hereto.

(b)
This Amendment shall be and hereby is incorporated into and forms a part of the Employment Agreement.

(c)
Except as expressly provided herein, all terms and conditions of the Employment Agreement shall remain in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

TKO GROUP HOLDINGS, INC.

By: __/s/ Seth Krauss__________________________

Name: Seth Krauss

Title: Chief Administrative Officer

/s/ Andrew Schleimer

ANDREW SCHLEIMER

Signature Page to Amendment No. 1 to Term Employment Agreement